UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 10, 2022

IKENA ONCOLOGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40287	81-1697316
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Ikena Oncology, Inc.

645 Summer Street, Suite 101

Boston, Massachusetts 02210

(Address of principal executive offices, including zip code)

(857) 273-8343

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trade Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	IKNA	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01	Regulation FD Disclosure.

On November 10, 2022, Ikena Oncology, Inc. (the “Company”) issued a press release announcing initial clinical data from its ongoing IK-175 clinical program in urothelial carcinoma. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Current Report on Form 8-K (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01	Other Items.

On November 10, 2022, the Company presented initial clinical data from its ongoing IK-175 clinical program in urothelial carcinoma at the Society for Immunotherapy of Cancer (SITC) 37th Annual Meeting in Boston, MA.

Initial results demonstrate durable antitumor activity in heavily pretreated patients in both monotherapy and combination arms in urothelial carcinoma patients who all progressed on prior checkpoint inhibitors.

Key Data Highlights: IK-175 Dose Escalation, Stage 1 of Dose Expansion Monotherapy in Urothelial Carcinoma, and Stage 1 of Combination with Nivolumab Expansion in Urothelial Carcinoma

•	Durable antitumor activity across evaluable patients

•	Initial analysis includes 43 patients treated across all arms

•	Dose expansion in urothelial carcinoma: 20 response evaluable patients (10 monotherapy, 10 combination)

•	Expansion cohorts each follow a Simon 2-stage design

•	Patients included in analysis from stage 1 of each expansion cohort; stage 2 of the cohorts continue to enroll

•	IK-175 monotherapy

•	1 confirmed partial response with a duration of response (DoR) of 14.9 months and ongoing; 1 stable disease patient

•	10% overall response rate (ORR), 20% disease control rate (DCR)

•	IK-175 combination with nivolumab

•	2 confirmed partial responses with DoR 4.5-6 months and ongoing; 2 stable disease patients

•	Overall response rate 20% (ORR), disease control rate 40% (DCR)

•	Dose escalation in all solid tumors; 20 evaluable patients (15 monotherapy, 5 combination)

•	All solid tumors enrolled, including non-small-cell lung cancer, ovarian, colon, appendiceal carcinoma, pancreatic carcinoma and others; included patients who received up to 10 lines of prior therapy

•	In dose escalation 3/15 (monotherapy, 20% DCR) and 2/5 (combination, 40% DCR) patients had prolonged stable disease up to over 19 months

•	IK-175 was well tolerated, with a predictable and manageable safety profile

•	Maximum tolerated dose was not reached and no dose limiting toxicities were observed; 1200mg was selected as the expansion dose

•	Most frequently occurring treatment-related adverse events were low-grade rash and nausea (monotherapy) and low-grade fatigue and dysgeusia (combination); there were only 2 serious adverse events

•	Immune-related events were reported in both monotherapy and combination arms, supporting the immune-modulatory effect of IK-175

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

99.1	Ikena Oncology, Inc. Press Release

104	Cover Page Interactive Data File

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ikena Oncology, Inc.

Date: November 10, 2022	By:	/s/ Mark Manfredi
Mark Manfredi, Ph.D.
President and Chief Executive Officer